UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	June 30, 2008

ARDMORE HOLDING CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-23806	87-0046720
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

XingGuang Road No. 9 Northern Industrial Park of Zhongbei, XiQing, District TianJin City, China 300201
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:		86 22 2798 4033

1608 W 2225 S. Woods Cross, Utah
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

On June 30, 2008, BDO Seidman, LLP was notified by our Board of Directors that, effective June 30, 2008, BDO Seidman, LLP was dismissed as our independent registered public accounting firm following our acquisition of Charleston Industrial.

BDO Seidman, LLP’s reports on our financial statements as of and for the years ended December 31, 2007 and 2006 noted that our financial statements were prepared assuming that we will continue as a going concern. BDO Seidman, LLP stated that, as discussed in Note 10 to the respective financial statements, we suffered recurring losses from operations and had a net capital deficiency that raise substantial doubt about our ability to continue as a going concern and noted that the consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. BDO Seidman, LLP’s reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified in any other way.

During the years ended December 31, 2007 and 2006 and the subsequent interim period through June 30, 2008, there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused it to make a reference thereto in its reports on our financial statements for such periods. In addition, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

We made the contents of this Current Report available to BDO Seidman, LLP and requested it to furnish us with a letter addressed to the SEC stating whether they agree or disagree with the above statements. A copy of BDO Seidman LLP’s letter to the SEC is included as Exhibit 16.1 to this Current Report.

(b) Engagement of new independent registered public accounting firm.

As of June 30, 2008, we engaged Morison Cogen LLP as our new independent registered public accountants. During our two most recent fiscal years, and the subsequent interim periods through June 30, 2008 (the date of engagement of Morison Cogen LLP), we did not consult Morison Cogen LLP regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from BDO Seidman, LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARDMORE HOLDING CORPORATION

Date:	June 30, 2008	By:	/s/ Li Liu
Li Liu,
Chief Executive Officer